UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2021
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SEACOR Holdings Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or Other Jurisdiction of Incorporation)	1-12289 (Commission File Number)	13-3542736 (I.R.S. Employer Identification No.)

2200 Eller Drive
Fort Lauderdale, Florida, 33316
(Address of Principal Executive Offices) (Zip Code)
(954) 523-2200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	CKH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by SEACOR Holdings Inc., a Delaware corporation (the “Company” or “SEACOR”), on December 7, 2020 with the Securities and Exchange Commission (the “SEC”), SEACOR entered into an Agreement and Plan of Merger (the “Merger Agreement”) on December 4, 2020, among Safari Parent, Inc., a Delaware corporation (“Parent”), Safari Merger Subsidiary, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and SEACOR. Pursuant to the Merger Agreement, on December 18, 2020, Merger Sub commenced a tender offer (“Offer”) to purchase all of the outstanding shares of the common stock, par value $0.001 per share, of the Company (“Shares”), at a price of $41.50 per Share, net to the holder in cash, without interest, (the “Offer Price”) and subject to any applicable withholding of taxes in accordance with the terms of the Merger Agreement.

Item 1.01.         Entry into a Material Definitive Agreement.

On April 11, 2021, SEACOR entered into the First Amendment to the Agreement and Plan of Merger (the “Merger Agreement Amendment”), among Parent, Merger Sub and SEACOR. Pursuant to the Merger Agreement Amendment, and upon the terms and subject to the conditions thereof, the parties thereto agreed (i) to extend the End Date (as defined in the Merger Agreement) from April 5, 2021 to April 16, 2021 and (ii) for Merger Sub to pay SEACOR an extension fee of $1,250,000 per each calendar day that the Offer is extended from the last scheduled extension of April 9, 2021, for a total amount of $8,750,000 if the Offer is extended through April 16, 2021.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Certain statements discussed in this communication as well as in other reports, materials and oral statements that SEACOR releases from time to time constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements, including statements about the potential benefits of the proposed transaction, the prospective performance and outlook of the surviving company’s business, performance and opportunities, the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction. Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by management of SEACOR. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, including (i) uncertainties as to the timing and expected financing of the tender offer; (ii) the risk that the proposed transaction may not be completed, or if it is completed, that it will close in a timely manner; (iii) the possibility that competing offers or acquisition proposals for SEACOR will be made; (iv) uncertainty surrounding how many of the SEACOR’s stockholders will tender their shares in the tender offer; (v) the possibility that any or all of the various conditions to the consummation of the tender offer may not be satisfied or waived; (vi) the possibility of business disruptions due to transaction-related uncertainty and the response of business partners to the announcement, including customers; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (viii) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) risks relating to the COVID-19 pandemic, including the volatility the pandemic has caused in the capital markets and the effects it has had and could continue to have on the global economy and (x) various other matters and factors discussed in Item 1A (Risk Factors) of SEACOR’s Annual report on Form 10-K and other reports filed by SEACOR with the SEC. It should be understood that it is not possible to predict or identify all such factors. Consequently, the preceding should not be considered to be a complete discussion of all potential risks or uncertainties. Given these factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. SEACOR disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in SEACOR’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures SEACOR makes on related subjects in its filings with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute SEACOR’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Additional Information and Where to Find It

The tender offer described in this Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of SEACOR, nor is it a substitute for any tender offer materials that Parent, Merger Sub or SEACOR have filed with the SEC. A solicitation and an offer to buy shares of SEACOR is made only pursuant to the offer to purchase and related materials that Parent filed with the SEC on December 18, 2020 as subsequently supplemented and amended. SEACOR filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer on December 18, 2020, which has been subsequently amended. SEACOR’S STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT BECAUSE THEY CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. The Tender Offer Statement and the Solicitation/Recommendation Statement are available for free at the SEC’s web site at www.sec.gov. Additional copies may be obtained for free by contacting SEACOR. Free copies of these materials and certain other offering documents are available from SEACOR upon request, by mail to SEACOR Holdings Inc., 2200 Eller Drive, Fort Lauderdale, FL 33316, attention: Investor Relations, or by phone at 1-954-523-2200, or by directing requests for such materials to the information agent for the offer, which is named in the Tender Offer Statement. Copies of the documents filed with the SEC by SEACOR are available free of charge under the “Investors” section of SEACOR’s internet website at seacorholdings.com.

Item 8.01.	Other Events.

On April 12, 2021, SEACOR and Parent issued a joint press release announcing their entry into the Merger Agreement Amendment, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
2.1	First Amendment to the Agreement and Plan of Merger, dated April 11, 2021, among SEACOR Holdings Inc., Safari Parent, Inc. and Safari Merger Subsidiary, Inc.
99.1	Joint Press Release, dated April 12, 2021.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR HOLDINGS INC.

Date: April 15, 2021	By:	/s/ William C. Long
Name: William C. Long
Title: Executive Vice President, Chief Legal Officer and Corporate Secretary